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                                                                 EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-10221) of Glimcher Realty Trust of our report dated June 27, 2002 relating to the financial statements of the Glimcher Realty Trust Retirement Savings Plan, which appears in this Form 11-K.





PricewaterhouseCoopers LLP

Columbus, Ohio
June 27, 2002





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